SUPPLEMENT DATED DECEMBER 16, 2005

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR

SB GROWTH AND INCOME FUND

SALOMON BROTHERS SHARE CLASSES

Dated February 25, 2005

The Fund currently offers five classes of Salomon Brothers shares: Class A, Class B, Class C, Class O and Class Y. As of December 13, 2005, the Fund stopped offering Class O and Class Y shares. As of February 17, 2006, the Fund will stop offering the remaining share classes, except to existing shareholders in connection with reinvesting dividends or upon the conversion of their Class B shares to Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. The Smith Barney A share class represents an interest in the same pool of assets as the Salomon share classes, and has the same investment objective and portfolio managers, but has lower overall operating expenses than the Salomon Brothers share classes. The prospectus for the Smith Barney share classes contains information about the fees and expenses, historical performance, exchange privileges and other features of the Smith Barney Class A shares. For a copy of the prospectus, please call your financial consultant or go to www.citigroupam.com.

Salomon Brothers shares will be converted automatically, and shareholders will receive, at the close of business on April 21, 2005, Smith Barney Class A Shares with the same value as their existing shares, but not necessarily the same number of shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Shareholders who currently own Salomon Brothers shares of the Fund but who do not wish to convert their shares to Smith Barney Class A shares, should contact their financial professional prior to the close of business on April 21, 2006. In that case, the shares will be liquidated and shareholders will receive the net asset value of their shares in cash. Shareholders will not be subject to any deferred or other sales charges or fees at the time of liquidation.

Prior to the conversion, shareholders may continue to exercise their exchange privilege and exchange into any other Salomon Brothers fund that is available for exchange, as long as the exchange is initiated prior to the close of business on April 21, 2006. Of course, shareholders may redeem their shares at any time.

FD 03338